UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):	February 27, 2012

Group 1 Automotive, Inc.
__________________________________________
(Exact name of registrant as specified in its charter)

Delaware	1-13461	76-0506313
_____________________ (State or other jurisdiction	_____________ (Commission	______________ (I.R.S. Employer
of incorporation)	File Number)	Identification No.)

800 Gessner, Suite 500, Houston, Texas		77024
_________________________________ (Address of principal executive offices)		___________ (Zip Code)

Registrant’s telephone number, including area code:	713-647-5700

Not Applicable
______________________________________________
Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Amendment to Employment Agreement with Earl J. Hesterberg

On February, 27, 2012, Group 1 Automotive, Inc. (the "Company") and Earl J. Hesterberg, the Company's President and Chief Executive Officer, entered into an Amendment to the Employment Agreement dated effective as of September 8, 2010, between the Company and Mr. Hesterberg (the "Amendment"). Pursuant to the Amendment, Section 3.5(iv) pertaining to the right to receive an excise tax gross-up in the event of a change-in-control was deleted in its entirety and the existing Section 3.5(v) was renumbered as the new Section 3.5(iv). All other provisions of Mr. Hesterberg's employment agreement remain unchanged. A copy of the Amendment is attached hereto as Exhibit 10.1 and is incorporated herein by reference.

2012 Incentive Compensation

On February 27, 2012, the Compensation Committee of the Board of Directors of Group 1 Automotive, Inc., established the objectives for the Company's 2012 Corporate Incentive Compensation Plan payable in 2013, for our executive officers. Incentive compensation will be based upon both financial and mission-based goals. 57%-60% of the incentive award will be financial-based (EPS target) and 40%-43% of the incentive award will be based on mission-based goals established at the beginning of the year. The mission-based and financial portions of the bonus can be awarded independently so that achievement of one is not predicated on the achievement of the other. Under this plan, the bonus payout, assuming all mission-based goals were attained, the financial-based portion, as a percentage of each officer's base salary at January 1, 2012, is as follows:

Earl J. Hesterberg - Threshold Performance - 67% ($666,667); Target Performance - 83% ($833,333); and Maximum Performance - 125% ($1,250,000).

John C. Rickel - Threshold Performance - 67% ($350,000); Target Performance - 83% ($437,500); and Maximum Performance - 115% ($603,750).

Peter C. DeLongchamps – Threshold Performance - 40% ($166,800); Target Performance - 50% ($208,500); and Maximum Performance - 75% ($312,750).

Darryl M. Burman - Threshold Performance - 40% ($160,000); Target Performance - 50% ($200,000); and Maximum Performance - 75% ($300,000).

J. Brooks O'Hara - Threshold Performance - 40% ($116,080); Target Performance - 50% ($145,100); and Maximum Performance - 75% ($217,650).

A copy of the 2012 Corporate Incentive Compensation Plan is attached hereto as Exhibit 10.2 to this Current Report on Form 8-K and is incorporated herein by reference.

Item 7.01 Regulation FD Disclosure.

On February 27, 2012, Group 1 Automotive, Inc. announced its March investor conference schedule.

Group 1's management will meet with institutional investors during the 2012 KeyBanc Capital Markets Consumer Conference on Feb. 29 and March 1. Management will also meet with institutional investors during the Stifel Nicolaus 2012 Consumer Conference on March 6. Additionally, management will present at Sidoti & Company's 16th Annual Emerging Growth Institutional Investor Forum on March 20. A copy of the press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits.

10.1 Amendment to Employment Agreement, dated February 27, 2012, between Group 1 Automotive, Inc. and Earl J. Hesterberg

10.2 Group 1 Automotive, Inc. 2012 Corporate Incentive Compensation Plan

99.1 Press release of Group 1 Automotive, Inc. dated as of February 27, 2012

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Group 1 Automotive, Inc.

February 29, 2012	By:	/s/Darryl M. Burman

Name: Darryl M. Burman
Title: Vice President & General Counsel

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Exhibit Index

Exhibit No.	Description

10.1	Amendment to Employment Agreement, dated February 27, 2012, between Group 1 Automotive, Inc. and Earl J. Hesterberg
10.2	Group 1 Automotive, Inc. 2012 Corporate Incentive Compensation Plan
99.1	Press release of Group 1 Automotive, Inc. dated as of February 27, 2012